EXHIBIT 2

                               CONSENT OF COUNSEL



         We hereby consent to the use of this Opinion of Counsel as an exhibit to this Post-Effective Amendment No.1 to this Form S-8 Registration Statement.


                                                  /s/ Carl N. Duncan, Esq.
                                                  ------------------------
                                                      CARL N. DUNCAN, ESQ.


Bethesda, Maryland
October 8, 2002